Risk Management	12 Months Ended
Dec. 31, 2020
Risk Management [Abstract]
Risk Management

36. RISK MANAGEMENT

Cenovus is exposed to financial risks, including market risk related to commodity prices, foreign exchange rates, interest rates as well as credit risk and liquidity risk.

To manage exposure to interest rate volatility, the Company may periodically enter into interest rate swap contracts. To mitigate the Company’s exposure to foreign exchange rate fluctuations, the Company periodically enters into foreign exchange contracts. To manage interest costs on short-term borrowings, the Company periodically enters into cross currency interest rate swaps. As at December 31, 2020, there were no interest rate, foreign exchange or cross currency interest rate swap contracts outstanding.

To manage exposure to commodity price movements between when products are produced or purchased and when sold to the customer or used by Cenovus, the Company may periodically enter into financial positions as a part of ongoing operations to market the Company’s production and physical inventory positions of crude oil and condensate volumes. The Company has entered into risk management positions to help capture the incremental margin expected to be received in future periods at the time products will be sold. To mitigate overall exposure to the fluctuations in commodity prices, the Company may also enter into financial positions to protect the near-term and future cash flows. As at December 31, 2020, the fair value of financial positions was a net liability of $53 million and primarily consisted of crude oil and condensate instruments.

Net Fair Value of Risk Management Positions

As at December 31, 2020	Notional Volumes (1) (2)	Terms (3)	Weighted Average Price (1) (2)	Fair Value Asset (Liability)
Crude Oil and Condensate Contracts
WTI Fixed - Sell	19.6 MMbbls	January 2021 - June 2022	US$43.99/bbl	(113)
WTI Fixed - Buy	11.7 MMbbls	February 2021 - June 2022	US$44.55/bbl	59
Other Financial Positions (4)				1
Total Fair Value				(53)
(1)	Million barrels (“MMbbls”). Barrel (“bbl”).
(2)

Notional volumes and weighted average price represent various contracts over the respective terms. The notional volumes and weighted average price may fluctuate from month to month as it represents the averages for various individual contracts with different terms.

(3)	Contract terms represents averages for various individual contracts with different terms and range from one to twenty-three months.
(4)

Other financial positions consist of risk management positions related to WCS and condensate differential contracts, Belvieu and natural gas fixed contracts and the Company’s Refining and Marketing segment.

A) Commodity Price Risk

Commodity price risk arises from the effect that fluctuations of forward commodity prices may have on the fair value or future cash flows of financial assets and liabilities. To partially mitigate exposure to commodity price risk, the Company has entered into various financial derivative instruments.

The use of these derivative instruments is governed under formal policies and is subject to limits established by the Board of Directors. The Company’s policy does not allow the use of derivative instruments for speculative purposes.

Crude Oil – The Company has used commodity futures and swaps, basis price risk management contracts, and costless collars to partially mitigate its exposure to the commodity price risk on its crude oil sales and to protect both near-term and future cash flows. Cenovus has entered into a number of transactions to help protect against widening light/heavy crude oil price differentials and to manage exposure to commodity price movements between when products are produced or purchased and when sold to the customer or used by Cenovus. In addition, the Company has entered into risk management positions to help mitigate the risk to incremental margin expected to be received in future periods at the time products will be sold.

Condensate – The Company has used commodity futures and swaps, as well as basis price risk management contracts to partially mitigate its exposure to the commodity price risk on its condensate purchases.

Natural Gas – The Company has used fixed price and basis instruments to partially mitigate its natural gas commodity price risk.

Sensitivities

The following table summarizes the sensitivity of the fair value of Cenovus’s risk management positions to independent fluctuations in commodity prices, with all other variables held constant. Management believes the fluctuations identified in the table below are a reasonable measure of volatility.

The impact of fluctuating commodity prices on the Company’s open risk management positions could have resulted in unrealized gains (losses) impacting earnings before income tax as follows:

As at December 31, 2020	Sensitivity Range	Increase	Decrease
Crude Oil Commodity Price	± US$5.00 per bbl Applied to WTI and Condensate Hedges	(44)	44
Crude Oil Differential Price	± US$2.50 per bbl Applied to Differential Hedges Tied to Production	(2)	2

As at December 31, 2019	Sensitivity Range	Increase	Decrease
Crude Oil Commodity Price	± US$5.00 per bbl Applied to WTI and Condensate Hedges	3	(3)
Crude Oil Differential Price	± US$2.50 per bbl Applied to Differential Hedges Tied to Production	5	(5)

B) Foreign Exchange Risk

Foreign exchange risk arises from changes in foreign exchange rates that may affect the fair value or future cash flows of Cenovus’s financial assets or liabilities. As Cenovus operates in North America, fluctuations in the exchange rate between the U.S./Canadian dollar can have a significant effect on reported results.

As disclosed in Note 7, Cenovus’s foreign exchange (gain) loss primarily includes unrealized foreign exchange gains and losses on the translation of the U.S. dollar debt issued from Canada. As at December 31, 2020, Cenovus had US$5,898 million in U.S. dollar debt issued from Canada (2019 – US$4,998 million). In respect of these financial instruments, the impact of changes in the Canadian per U.S. dollar exchange rate would have resulted in a change to the foreign exchange (gain) loss as follows:

For the years ended December 31,	2020	2019
$0.05 Increase in the Canadian per U.S. Dollar Foreign Exchange Rate	300	250
$0.05 Decrease in the Canadian per U.S. Dollar Foreign Exchange Rate	(300)	(250)

C) Interest Rate Risk

Interest rate risk arises from changes in market interest rates that may affect earnings, cash flows and valuations. Cenovus has the flexibility to partially mitigate its exposure to interest rate changes by maintaining a mix of both fixed and floating rate debt. To manage exposure to interest rate volatility, the Company periodically enters into interest rate swap contracts. As at December 31, 2020, Cenovus had no interest rate swap contracts outstanding (2019 – $nil). To manage interest costs on short-term borrowings, the Company periodically enters into cross currency interest rate swaps. As at December 31, 2020, Cenovus had no cross currency interest rate swap contracts outstanding (2019 – $nil).

As at December 31, 2020, the increase or decrease in net earnings for a one percent change in interest rates on floating rate debt amounts to $1 million (2019 – $3 million; 2018 – $nil). This assumes the amount of fixed and floating debt remains unchanged from respective balance sheet dates.

D) Credit Risk

Credit risk arises from the potential that the Company may incur a financial loss if a counterparty to a financial instrument fails to meet its financial or performance obligations in accordance with agreed terms. Cenovus has in place a Credit Policy approved by the Audit Committee and the Board of Directors designed to ensure that its credit exposures are within an acceptable risk level as determined by the Company’s Enterprise Risk Management Policy. The Credit Policy outlines the roles and responsibilities related to credit risk, sets a framework for how credit exposures will be measured, monitored and mitigated, and sets parameters around credit concentration limits.

Cenovus assesses the credit risk of new counterparties and continues risk-based monitoring of all counterparties on an ongoing basis. A substantial portion of Cenovus’s accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risks. Cenovus’s exposure to its counterparties is within credit policy tolerances. The maximum credit risk exposure associated with accounts receivable and accrued revenues, net investment in finance leases, risk management assets, and long-term receivables is the total carrying value.

As at December 31, 2020, approximately 98 percent of the Company’s accruals, joint operations, trade receivables and net investment in finance leases were with investment grade counterparties (2019 – 97 percent), and as at December 31, 2020 and 2019, substantially all of the Company’s accounts receivable were outstanding less than 60 days. The average expected credit loss on the Company’s accruals, joint operations, trade receivables and net investment in finance leases was 0.5 percent as at December 31, 2020 (2019 – 0.3 percent). As at December 31, 2020, Cenovus had one counterparty (2019 – one counterparty) whose net settlement position individually accounted for more than 10 percent of the fair value of the Company’s accruals, joint operations, trade receivables and net investment in finance leases.

E) Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet all of its financial obligations as they become due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price. Cenovus manages its liquidity risk through the active management of cash and debt and by maintaining appropriate access to credit, which may be impacted by the Company’s credit ratings. As disclosed in Note 24, over the long term, Cenovus targets a Net Debt to Adjusted EBITDA of less than 2.0 times to manage the Company’s overall debt position.

Cenovus manages its liquidity risk by ensuring that it has access to multiple sources of capital including: cash and cash equivalents, cash from operating activities, undrawn capacity on its committed credit facility and uncommitted demand facilities as well as availability under its base shelf prospectus. As at December 31, 2020, Cenovus had $378 million in cash and cash equivalents, $4.5 billion available on its committed credit facility, $1.1 billion available on its uncommitted demand facilities, of which $600 million may be drawn for general purposes, or the full amount can be available to issue letters of credit. A further US$55 million representing the Company’s available proportionate share of the WRB uncommitted demand facilities is available. In addition, Cenovus has unused capacity of US$3.7 billion under its base shelf prospectus, the availability of which is dependent on market conditions.

On January 1, 2021, with the close of the Arrangement, Cenovus obtained access to additional sources of capital (see Note 39).

Undiscounted cash outflows relating to financial liabilities are:

As at December 31, 2020	Less than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	2,018	-	-	-	2,018
Short-Term Borrowings (1)	121	-	-	-	121
Long-Term Debt (1)	385	1,965	1,966	8,627	12,943
Contingent Payment (2)	36	28	-	-	64
Lease Liabilities (1)	254	445	365	1,412	2,476

As at December 31, 2019	Less than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	2,229	-	-	-	2,229
Long-Term Debt (1)	344	1,338	1,465	9,326	12,473
Contingent Payment (2)	79	69	-	-	148
Lease Liabilities (1)	277	466	410	1,544	2,697
(1)	Principal and interest, including current portion.
(2)	Refer to Note 35C for fair value assumptions.